UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 1, 2006

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01    Entry into a Material Definitive Agreement.

The Registrant and General Electric Capital Corporation and Bank of America, N.A. executed the Eighth Amendment to the Multicurrency Credit Agreement, dated as of March 1, 2006. The amendment extends the expiration date one year from May 17, 2007 to May 17, 2008. It also increases the US revolving credit line by $5.0 million from $50.0 million to $55.0 million. Additionally, the amendment provides $1.5 million of EBITDA covenant relief for each of the first three quarters of fiscal 2006 and $1.0 million of EBITDA relief for the last quarter of fiscal 2006 and the first two quarters of fiscal 2007, and provides fixed charge coverage relief in the first quarter of 2006. Furthermore, this amendment modifies certain existing covenants and amends the interest rate margin formula contained in the Multicurrency Credit Agreement, as amended, adding new interest rate margins for the LIBOR and letter of credit revolvers thereunder, depending on the Registrant's EBITDA-based financial performance. A copy of the amendment is attached hereto and incorporated herein as Exhibit 10.8.20.8.

Item 2.02    Results of Operations and Financial Condition.

The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On March 6, 2005, the Registrant issued a press release to announce its financial results for the first quarter. A copy of the press release dated March 6, 2006, reporting such results is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

The following Exhibit 99.1 is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

(d)                                 Exhibits

Exhibit No.	Description of Document

10.8.20.8	Eighth Amendment to Multicurrency Credit Agreement and Consent of Guarantors

99.1	Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

Date:  March 6, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document

10.8.20.8	Eighth Amendment to Multicurrency Credit Agreement and Consent of Guarantors

99.1	Financial Highlights